UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

TECHE HOLDING COMPANY
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)Title of each class of securities to which transaction applies:
(2)Aggregate number of securities to which transaction applies:
(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)Proposed maximum aggregate value of transaction:
(5)Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)Amount previously paid:
(2)Form, Schedule or Registration Statement No.:
(3)Filing Party:
(4)Date Filed:

[TECHE HOLDING COMPANY LETTERHEAD]

April 29, 2011

Dear Fellow Stockholder:

We have previously mailed you proxy materials for our Special Meeting of Stockholders to be held on May 25, 2011.  According to our latest records, we have not received your proxy.  Regardless of the number of shares you own, it is important that you are represented at the meeting.

If you have not previously return mailed your proxy, please take a moment to sign, date and mail the enclosed duplicate proxy promptly in the return envelope provided for your convenience.  If you have already mailed your proxy, please disregard this letter and accept our thanks.

If you need another copy of the proxy statement, please call the corporate offices of Teche Holding Company at (337) 560-7151.

Sincerely,

/s/ Patrick O. Little

Patrick O. Little
Chairman, President and Chief Executive Officer
Teche Holding Company

REVOCABLE PROXY
TECHE HOLDING COMPANY
SPECIAL MEETING OF STOCKHOLDERS
MAY 25, 2011
2:00 p.m.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Teche Holding Company (the “Company”), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Special Meeting of Stockholders (the “Special Meeting”), to be held at the office of Teche Federal Bank located at 1120 Jefferson Terrace Boulevard, New Iberia, Louisiana on May 25, 2011, at 2:00 p.m. and at any and all adjournments thereof, in the following manner:

Should the undersigned be present and elect to vote at the Special Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Special Meeting of the stockholder’s decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Special Meeting of Stockholders and a Proxy Statement.

PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA
THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

ò	FOLD AND DETACH HERE	ò

TECHE HOLDING COMPANY - SPECIAL MEETING, MAY 25, 2011

YOUR VOTE IS IMPORTANT!

Special Meeting Materials are available on-line at:

http://www.cfpproxy.com/3800sm

You can vote in one of three ways:
1.	Call toll free 1-888-216-1281 on a Touch-Tone Phone. There is NO CHARGE to you for this call.
or
2.	Via the Internet at https://www.proxyvotenow.com/tsh and follow the instructions.
or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

X	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY TECHE HOLDING COMPANY	Special Meeting of Stockholders MAY 25, 2011

		For	Against	Abstain	The Board of Directors recommends a vote “FOR” the above listed proposition.
1.	Approval of the 2011 Stock-Based Incentive Plan.
In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments thereof.

    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH SPECIAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE SPECIAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Mark here if you plan to attend the Special Meeting

Mark here for address change and note change

Please be sure to date and sign this proxy card in the box below.	Date	Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.
Sign above	Co-holder (if any) sign above

IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW

ñ	FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL	ñ

PROXY VOTING INSTRUCTIONS

Stockholders of record have three ways to vote:
1.  By Mail; or
2.  By Telephone (using a Touch-Tone Phone); or
3.  By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy.  Please note telephone and Internet votes must be cast prior to 3 a.m., May 25, 2011.  It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 25, 2011: 1-888-216-1281	Vote by Internet anytime prior to 3 a.m., May 25, 2011 go to https://www.proxyvotenow.com/tsh

Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

ON-LINE ANNUAL MEETING MATERIALS:	http://www.cfpproxy.com/3800sm

Your vote is important!